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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event
                          reported): November 13, 2001


                        POOLED AUTO SECURITIES SHELF LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  333-64036               52-2233151
----------------------------   ------------------     ---------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


  One First Union Center
 Charlotte, North Carolina                                    28288
 ---------------------------                            ------------------
    Address of Principal                                    (Zip Code)
      Executive Offices

        Registrant's telephone number, including area code (704) 383-8437



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Item 5.           Other Events.

Filing of Certain Agreements:
----------------------------

         On November 27, 2001, Pooled Auto Securities Shelf LLC (the "Company") entered into an amended and restated trust agreement, dated as of November 1, 2001 (the "Amended and Restated Trust Agreement"), between the Company, as depositor, and Wilmington Trust Company, as trustee (the "Owner Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1.

         On November 27, 2001, CarMax Auto Owner Trust 2001-2 (the "Issuer") and Bankers Trust Company, as trustee (the "Indenture Trustee"), entered into an indenture, dated as of November 1, 2001 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.2.

         On November 27, 2001, the Company entered into a sale and servicing agreement, dated as of November 1, 2001 (the "Sale and Servicing Agreement"), among the Company, as depositor, the Issuer and CarMax Auto Superstores, Inc. ("CarMax"), as seller and servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

         On November 27, 2001, the Company entered into a receivables purchase agreement, dated as of November 1, 2001 (the "Receivables Purchase Agreement"), between CarMax, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.3.

Filing of Financial Guaranty Insurance Policy:
---------------------------------------------

         The Company is filing herewith the financial guaranty insurance policy issued by the Insurer (the "Policy") in connection with the Trust. The Policy is attached hereto as Exhibit 10.4.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

        (a)       Not applicable.

        (b)       Not Applicable.

        (c)       Exhibits.

                  (4.1) Amended and Restated Trust Agreement, dated as of November 1, 2001, between the Company, as depositor, and the Owner Trustee.

                  (4.2) Indenture, dated as of November 1, 2001, between the Issuer and the Indenture Trustee.

                  (10.1) Sale and Servicing Agreement, dated as of November 1, 2001, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

                  (10.3)    Receivables Purchase Agreement, dated as of
                            November 1, 2001, between CarMax, as seller, and the Company, as purchaser.


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     (10.4) Policy, dated November 27, 2001, issued by the Insurer.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POOLED AUTO SECURITIES SHELF LLC

                                  By: /s/ Curt Sidden
                                  ---------------------------------
                                          Curt Sidden
                                          Vice President

Dated:  December 12, 2001



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                                Index to Exhibits
                                -----------------
Exhibit
-------

(4.1) Amended and Restated Trust Agreement, dated as of November 1, 2001, between the Company, as depositor, and the Owner Trustee.

(4.2) Indenture, dated as of November 1, 2001, between the Issuer and the Indenture Trustee.

(10.1) Sale and Servicing Agreement, dated as of November 1, 2001, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

(10.3) Receivables Purchase Agreement, dated as of November 1, 2001, between CarMax, as seller, and the Company, as purchaser.

(10.4)         Policy, dated November 27, 2001, issued by the Insurer.



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